--------------------------------------------------------------------------------
                                 T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                               Latin America Fund
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                                October 31, 1997
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REPORT HIGHLIGHTS
================================================================================

Latin America Fund

* Strong returns in most Latin American stock markets were sharply undermined in late October when the Asian currency crisis spread to the region.

* The fund slipped into negative territory for the six-month period ended October 31 but provided a double-digit gain for its fiscal year.

* Relative performance versus the benchmark MSCI index suffered somewhat from the fund's overweighted position in Brazil, which was hit hard in the emerging markets sell-off.

* Our country allocations were largely unchanged, with Brazil the largest commitment at 46% of net assets.

* Despite recent weakness, the longer-term outlook remains promising because government policies seem on the right track in the major Latin economies.

Fellow Shareholders

     The close of your fund's fiscal year coincided with a period of deep upheaval in the stock markets of emerging countries around the world. Latin American stock markets had been on their way to an outstanding year until the middle of October, when the Asian financial crisis suddenly spread to Latin
America. Among the region's major markets, Brazil suffered the most, while Mexico held up relatively well. As a result, overall returns for the region and your fund were weak for the six months ended October 31 but remained strong for the 12-month period.

     The global emerging markets' loss of confidence that ultimately reached Latin America began during the summer in Southeast Asia. Thailand's deteriorating current account deficit and poor export performance, which followed years of excessive investment in low-return projects, ultimately forced a cut in the linkage between its currency and the U.S. dollar. This generated a spiraling loss of confidence that quickly spread to other Southeast Asian countries. Within a short period the currencies of Malaysia, Indonesia, and the Philippines were also forced to devalue.

     In the second half of October, the crisis spread first to Hong Kong, where heavy selling of the Hong Kong dollar pushed overnight interest rates to over 100%, and then abruptly to Latin America. Stock markets were particularly vulnerable in countries with dollar-linked currencies - even if their currency pegs were successfully maintained - and the largest, most liquid stocks bore the brunt as they were easiest to sell. During the month of October, the MSCI EMF Latin America Index fell 19%, with all the damage coming in the second half of the month.

================================================================================
Performance Comparison
================================================================================
Periods Ended 10/31/97                          6 Months         12 Months
Latin America Fund                                -4.00%            19.94%
MSCI EMF Latin America Index                      -1.44             24.05
Lipper Latin America
Funds Average                                     -3.22             19.47
================================================================================

     The fund's six-month return reflected the dis-appointing turn of events in Latin American markets. Relative to the index, performance was hurt by the fund's overweighted position in the Brazilian market, which suffered the most in the October sell-off because of concerns relating to its large current account deficit-around 4.5% of its gross domestic product. For the longer period, the fund lagged the index but provided a solid return of almost 20%. Results were slightly below our mutual fund peer group average for the last six months but slightly above it for the 12 months.

Portfolio Review

     In striking contrast to Southeast Asia, the government in BRAZIL has demonstrated a strong political will to protect its currency, even at the cost of pushing the economy into recession. President Cardoso has clarified that stability of the currency is the lynchpin of government policy and has staked his political credibility on its successful defense. He faces presidential elections by October 1998.

     On October 30, as a preemptive strike against currency speculation, overnight interest rates were raised from a floor of 20% to a new floor of 43%. This was simultaneously supported by sizable central bank currency purchases, which absorbed around $10 billion of the nation's currency reserves. Then, on November 10, after the close of the fund's reporting period, the government announced a sweeping fiscal auster-ity package amounting to $18 billion, or 2.4% of GDP. The package, designed to stem Brazil's ballooning internal debt, included higher industrial production taxes and a freeze on civil service wages and is likely to have an immediate dampening effect on economic growth.

     Crucially, the government has reaffirmed on a number of occasions its commitment to the $70 billion privatization program. At the beginning of November, and right in the middle of the current crisis, a Sao Paulo electricity distributor was successfully privatized at a 70% premium to the minimum price set by the government. This followed the sale of another state electricity company in the second half of October, this time at 90% above the minimum price. The government has also recently announced plans to sell off its stake in the giant telecom holding com-pany, TELECOMUNICACOES BRASILEIRAS (Telebras), in the middle of 1998. We view the privatization process very positively and are impressed by the government's resolve to continue the program unabated. So far in 1997, proceeds from privatizations exceed $20 billion.

     Even prior to the fiscal package and hike in interest rates, the economy was slowing and the consumer sector already weak. We now believe there is a strong chance that the economy will move into recession. Interest rates are unsustainably high and there is clearly a risk that banking asset quality will deteriorate. We believe the Brazilian banking system is far better equipped to deal with this sort of scenario than in recent years. Nonperforming loans have fallen significantly and loan loss provisions of the larger private-sector banks comfortably exceed 100%.

     It is our view that the decisive steps already taken by the government will be successful in supporting the currency. We are hopeful that inflation will fall from the end-of-September level of 4.6%, that import growth will slow abruptly, and that there will be a concurrent improvement in the current account deficit. We also believe that the political momentum for positive long-term structural reform has been accelerated by this financial crisis. In the long run, this is good news.

     We have structured the Brazilian portion of the fund to reflect these views. Our largest positions, Telebras, PETROL BRASILEIROS (Petrobras), ELETROBRAS, and TELECOMUNICACOES DE SAO PAULO (Telesp), are all reform and privatization plays. Together, these stocks compose nearly 28% of fund assets. Unfortunately, they were treated harshly during the October stock market upheaval as they are all highly liquid shares, but we retain confidence in their long-term outlook.

================================================================================
Market Performance
================================================================================
(In U.S. Dollar Terms)
Periods Ended 10/31/97                         6 Months         12 Months
--------------------------------------------------------------------------------
Argentina                                         -3.08%            24.45%
Brazil                                           -14.18             18.82
Chile                                             -1.93              3.10
Mexico                                            17.17             37.25
Peru                                              -8.02              9.23
Venezuela                                         43.64             56.05

Source: FAME Information Services, Inc.; using MSCI indices.
================================================================================

     Along with the other larger markets in the region, the MEXICAN stock market sold off sharply in October but still managed to post a 17% gain for the six months ended October 31. With currency reserves equivalent to only three months of imports, Mexico is in no position to manage its currency, and the peso fell to 9.00 pesos to the dollar (versus 7.80 at the end of September) before recovering to 8.40 by the end of October.

     Mexico has, of course, already faced a painful readjustment process following the peso devaluation at the end of 1994. Since then, the financial sector has been restructured and considerably strengthened. Foreign control over banking system assets has increased significantly to 17% of system assets (versus just 1.3% in 1994), and loan loss reserves of the private banks are over four times their levels in 1994. With the trade account in surplus in 1997, a current account deficit of less than 2% of GDP, inflation falling to around 15% in 1997, and the consumer at last beginning to show signs of life, foreign investors have been attracted to prospects of sustainable growth. At this stage we do not think that Mexico will be subject to a serious attack on its currency.

     Our exposure to Mexico increased from 20% to 26% over the last six months, partially due to outperformance of this market, and partially due to small additions. For example, we purchased shares in TV AZTECA, Mexico's second-largest broadcaster, which is enjoying significant market share gains and operates in an attractive industry structure.

     [pie chart showing Brazil 46%, Mexico 26%, Argentina 14%, Chile 8%, Peru 2%, Venezuela 2%, Other and Reserves 2%] [put on page 3 of report]

     ARGENTINA, your fund's third-largest weighting at 14% of net assets, was not spared from the wave of regional selling. Over and above the nervousness about emerging markets worldwide, the aggressive selling of the Hong Kong dollar in October focused investor attention on the sustainability of Argentina's Convertibility Plan, which pegs its peso to the U.S. dollar. There is almost unanimous domestic political support for the currency peg, and as in Brazil we believe it will be defended, if necessary, almost whatever the short-term costs. Similar to Mexico, Argentina's financial system has been considerably strengthened since the Mexican peso-related fallout of 1995-foreign capital now controls 40% of banking deposits versus 7% in 1994-and is far better able to weather the current storm. This greater confidence has been reflected in only a comparative trickle of currency outflows so far.

     Until the regional financial crisis unfolded, the Argentine economy was performing strongly. Third quarter GDP grew in excess of 8% year-on-year, and industrial growth in September was up 11%. Nevertheless, the Argentine economy is now intimately interlinked with Brazil's-with about 30% of its exports going to that country-and a Brazilian devaluation or recession would clearly have a negative impact on investor sentiment.

     Against a background of plunging stock markets, Congressional elections in October proved to be little more than a sideshow. The ruling Peronist party lost its absolute majority, and few major reforms are expected prior to presidential elections in 1999.

     The fund continues to emphasize the oil and gas sectors in Argentina, which we believe will be relatively untouched by current uncertainty. Gas is a particularly interesting growth situation. For example, YPF SOCIEDAD ANONIMA, the largest holding in Argentina, is planning a number of pipeline projects to Chile and Brazil, and we forecast YPF's gas output will grow by an average of 9% per year for the next 10 years.

     Once again CHILE is proving to be the "safe haven" market-unexciting when regional markets are rising but robust on the way down. Chile has restrictions that prevent capital flight during troubled times and also has the region's most stable economy. Economic growth has been accelerating, with industrial production up 7.4% for the 12 months through August. Chile will not be immune to the current difficult environment and is still heavily exposed to the price of copper, which has fallen over 30% from levels back in June. Copper makes up around 40% of Chile's exports.

     Despite its recent outperformance, Chile was the worst-performing market in the region for the 12-month period ended October 31, gaining only 3%. While recognizing its safe haven status, we still have difficulty finding interesting Chilean growth stocks, and the fund's 8% allocation is very underweighted versus the benchmark index.

     The PERUVIAN market proved to be surprisingly robust in the face of sharp regional market falls, although we believe the main reason for this has been its lower trading liquidity. As in other markets, the largest, most liquid shares were down the most. After a downturn last year, Peruvian economic recovery has come through stronger than expected-economic activity for the first nine months of 1997 was up over 7%. Your largest holding in Peru, TELEFONICA DEL PERU, is an interesting play on rising telephone penetration; Peru has six phones per 100 people compared with 15 in Chile. With inflation of 38% for the 12 months ended October, VENEZUELA still suffers from the highest inflation in the region. We have concerns over the sustainability of its currency policy and regard the bolivar as increasingly overvalued. Your fund has a small holding in COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA (CANTV), the country's monopoly provider of basic telecommunications services.

================================================================================
Industry Diversification
================================================================================
                                                        Percent of   Percent of
                                                        Net Assets   Net Assets
                                                           4/30/97     10/31/97
--------------------------------------------------------------------------------
Services                                                      37.0%        41.1%
Energy                                                        19.5         24.5
Consumer Goods                                                11.2         13.4
Finance                                                        8.9          9.0
Materials                                                      8.5          6.3
Multi-industry                                                 3.3          2.4
All Other                                                        -          0.3
Reserves                                                      11.6          3.0
--------------------------------------------------------------------------------
Total                                                        100.0%       100.0%
================================================================================

Outlook

     Once again the region's stock markets are having to contend with a sudden and unexpected loss of confidence. Rocketing interest rates and capital flight are an all-too-recent memory.

     The key to a return of confidence lies in events in Brazil. We are impressed by the government's firm and decisive actions to stem currency outflows and expect to see an immediate improvement in the country's financial imbalances. We are hopeful that over the coming months sentiment will improve sufficiently for interest rates to fall from current unsustainable levels. In the long run, we remain believers in the Brazilian reform story, led by an unprecedented privatization program that will generate easy and dramatic productivity improvements across key sectors of the economy.

     Until this crisis unfolded, economic statistics coming out of Mexico and Argentina painted a picture of broadening and balanced economic recovery. The superior fundamentals of these economies have so far deterred currency speculators, and we are confident their currencies are well supported.

     Clearly, regional equity valuations retreated during the October sell-off. The Brazilian market, for example, is now valued at a discount to book value. When interest rates do eventually fall, markets will look cheap on a number of fronts.

     Six months ago we said that the region's long-term potential should reward the patient investor, and perhaps we should have added the patient investor with nerves of steel. Clearly, shareholders must prepare themselves for further volatility. Nevertheless, the region's investment attractions, in particular the trend toward market-oriented reform, lead us to the view that the outlook continues to provide potentially profitable opportunities.

Respectfully submitted,

/s/

Martin G. Wade
President
November 20, 1997

T. Rowe Price Latin America Fund
================================================================================

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/97
--------------------------------------------------------------------------------
Telecomunicacoes Brasileiras, Brazil .................................     17.3%
Telefonos de Mexico, Mexico ..........................................      6.2
YPF Sociedad Anonima, Argentina ......................................      5.6
Cemex, Mexico ........................................................      4.2
Petrol Brasileiros, Brazil ...........................................      3.6
Eletrobras, Brazil ...................................................      3.5
Telecomunicacoes de Sao Paulo, Brazil ................................      3.4
Cia Energetica Minas Gerais, Brazil  .................................      2.9
Telefonica de Argentina, Argentina ...................................      2.9
Brahma, Brazil .......................................................      2.7
Kimberly-Clark Mexico, Mexico ........................................      2.6
Fomentos Economico Mexicano, Mexico ..................................      2.4
Perez Companc, Argentina .............................................      2.3
Panamerican Beverages, Mexico ........................................      2.1
Empresa Nacional de Electricidad de Chile, Chile .....................      1.9
Banco Bradesco, Brazil ...............................................      1.8
Unibanco, Brazil .....................................................      1.8
Grupo Modelo, Mexico .................................................      1.7
Compania Anonima Nacional Telefonos de Venezuela, Venezuela ..........      1.7
Chilectra, Chile .....................................................      1.6
TV Azteca, Mexico ....................................................      1.6
Banco Frances del Rio de la Plata, Argentina .........................      1.5
Grupo Financiero Banamex, Mexico .....................................      1.3
Grupo Elektra, Mexico ................................................      1.3
Chilgener, Chile .....................................................      1.2
--------------------------------------------------------------------------------
Total ................................................................     79.1%

T. Rowe Price Latin America Fund
================================================================================
Performance Comparison
================================================================================

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Latin America Fund SEC chart shown here]

================================================================================
Average Annual Compound Total Return
================================================================================

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
================================================================================
                                                                Since  Inception
Periods Ended 10/31/97               1 Year     3 Years     Inception       Date
Latin America Fund                    19.94%      -1.55%        -0.40%  12/29/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Latin America Fund
================================================================================

                                 For a share outstanding throughout each period
Financial Highlights
==============================================================================

                                                            Year                                                         12/29/93
                                                           Ended                                                               to
                                                        10/31/97               10/31/96             10/31/95             10/31/94
NET ASSET VALUE
Beginning of period .......................        $        8.14          $        6.49          $     10.32          $     10.00
Investment activities
    Net investment income .................                 0.13                   0.10                 0.05                (0.03)
    Net realized and
    unrealized gain (loss) ................                 1.44                   1.60                (3.92)                0.29
    Total from
    investment activities .................                 1.53                   1.70                (3.87)                0.26
Distributions
    Net investment income .................                (0.11)                 (0.06)                                     --
    Net realized gain .....................                (0.03)                  --                   --                   --
    Total distributions ...................                (0.14)                 (0.06)                                     --
Redemption fees added
    to paid-in-capital ....................                 0.03                   0.01                 0.04                 0.06
NET ASSET VALUE
End of period .............................        $        9.60          $        8.14          $      6.49          $     10.32
Ratios/Supplemental Data
Total return ..............................                19.94%                 26.52%              (37.11)%               3.20%
Ratio of expenses to
average net assets ........................                 1.47%                  1.66%                1.82%                1.99%+
Ratio of net investment
income to average
net assets ................................                 1.30%                  1.29%                0.76%               (0.35)%+
Portfolio turnover rate ...................                 32.7%                  22.0%                18.9%                12.2%+
Average commission
rate paid .................................        $      0.0001          $      0.0001                   $-                   $-
Net assets, end of period
(in thousands) ............................        $     398,066          $     213,691          $   148,600          $   198,435
+   Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Latin America Fund
================================================================================
                                                                October 31, 1997
================================================================================
Statement of Net Assets                                   Shares/Par     Value
================================================================================
In thousands

ARGENTINA  13.6%
Common Stocks   13.6%
Banco Frances del Rio de la Plata ADR (USD) ..........      246,608 $     6,073
Banco Rio de la Plata ADR (USD)* .....................      229,160       2,406
Perez Companc (Class B) ..............................    1,479,229       9,266
Telecom Argentina Stet (Class B) ADR (USD) ...........      110,730       2,803
Telefonica de Argentina (Class B) ADR (USD) ..........      405,317      11,399
YPF Sociedad Anonima (Class D) ADR (USD) .............      697,508      22,320
Total Argentina (Cost $54,024) .......................                   54,267
BRAZIL 45.9%
Common Stocks and Rights  8.4%
Cia Paranaense de Energia Cope .......................  230,480,000       2,697
Companhia Siderurgica Nacional .......................   77,649,696       2,817
Electricidade de Rio de Janeiro ......................6,493,093,000       4,064
Eletrobras ...........................................   34,750,863      14,027
Light Servicos de Electricidade ......................    6,405,000       2,126
Pao de Acucar GDS (USD) ..............................      215,000       3,930
Telecomunicacoes Brasileiras .........................   29,530,000       2,625
Telecomunicacoes de Minas Gerais .....................      279,267          39
Telecomunicacoes de Sao Paulo* .......................      728,808         155
Telecomunicacoes de Sao Paulo, Rights, 11/11/97* .....       24,369           0
Unibanco GDR (USD) ...................................       42,000       1,145
                                                                         33,625
Preferred Stocks and Rights  37.5%
Banco Bradesco .......................................  970,760,509       7,220
Banco Itau ...........................................    9,560,000       3,859
Brahma ...............................................   17,426,482      10,907
Brasmotor ............................................    5,972,000         840
Cia Cimento Portland Itau ............................   14,919,507       3,830
Cia Energetica de Sao Paulo* .........................   26,200,000       1,640
Cia Energetica Minas Gerais ..........................  222,006,595       8,860
Cia Energetica Minas Gerais ADR (144a) (USD) .........        5,141         204
Cia Energetica Minas Gerais ADR, Cv. (USD) ...........        1,129          45
Cia Energetica Minas Gerais ADR,
    Sponsored, Nonvoting (USD) .......................       64,521       2,565
Electricidade de Sao Paulo* ..........................    4,720,000         805
Electricidade de Sao Paulo, Rights, 11/27/97* ........    1,133,307           4
Ericsson Telecomunicacoes ............................   48,340,000       1,425
Globex Utilidades ....................................       49,000         481
Lojas Americanas .....................................  138,250,000       1,129

Lojas Renner .........................................    8,673,000         311
Petrol Brasileiros ...................................   76,439,711      14,214
Telecomunicacoes Brasileiras .........................      568,147          57
Telecomunicacoes Brasileiras ADR (USD) ...............      650,451      66,021
Telecomunicacoes de Minas Gerais (Class B) ...........   17,013,000       2,130
Telecomunicacoes de Minas Gerais
    (Class B), Preference Receipts* ..................      214,481          19
Telecomunicacoes de Sao Paulo ........................   51,059,367      13,338
Telecomunicacoes de Sao Paulo, Rights, 11/11/97* .....    1,755,486           2
Telecomunicacoes do Parana ...........................    1,733,526         904
Telecomunicacoes do Parana, Rights, 11/11/97* ........       84,553           0
Telecomunicacoes do Rio de Janeiro ...................    9,058,272         863
Telecomunicacoes do Rio de Janeiro, Rights, 11/11/97*       351,225           3
Unibanco, Units (Each unit consists of 1
    preferred share and 1 Unibanco Holdings
    (Class B) share)* ................................  104,850,459       5,896
Usiminas .............................................      223,998       1,625
                                                                        149,197
Total Brazil (Cost $177,851) .........................                  182,822
CHILE   7.7%
Common Stocks  7.7%
Chile Fund (USD) .....................................       65,605       1,476
Chilectra ADR (144a) (USD) ...........................      243,642       6,335
Chilgener ADS (USD) ..................................      172,233       4,693
Chilquinta ADR (USD) .................................       34,000         459
Compania Cervecerias Unidas ADS (USD) ................       89,116       2,172
Compania de Telecomunicaciones de Chile ADR (USD) ....      129,015       3,580
Empresa Nacional de Electricidad de Chile ADR (USD) ..      372,753       7,502
Enersis ADS (USD) ....................................       98,039       3,235
Santa Isabel ADR (USD) ...............................       28,000         518
Sociedad Quimica Minera de Chile (Class B) ADR (USD) .        9,425         489
Total Chile (Cost $30,479) ...........................                   30,459
MEXICO  26.0%
Common Stocks  26.0%
Cemex* ...............................................       308,000   $  1,220
Cemex (Class B)* .....................................     1,482,746      6,507
Cemex ADS (USD)* .....................................       290,000      2,247
Cemex ADS (144a) (USD) * .............................       860,575      6,669
Cifra (Class B) ADR (USD) ............................     1,158,087      2,218
Coca-Cola Femsa ADR (USD) ............................        45,000      1,943
Control Commercial Mexicana, Units
    (Each unit consists of 3 Class B shares
     and 1 Class C share) ............................       659,570        653
Corporacion Geo * ....................................       218,000      1,175
Fomentos Economico Mexicano (Class B) ................     1,344,458      9,460
Gruma (Class B)* .....................................       127,500        499
Grupo Elektra ........................................     3,789,390      5,152
Grupo Financiero Banamex (Class B)* ..................     2,577,000      5,102
Grupo Financiero Banamex (Class L)* ..................        41,100         75

Grupo Financiero Bancomer ADR (144a) (USD) * .........         4,575         42
Grupo Financiero Bancomer (Class B) GDS (USD)* .......         1,277         12
Grupo Financiero Bancomer (Class L)* .................         4,334          2
Grupo Financiero Inbursa .............................       173,000        609
Grupo Industrial Maseca (Class B) ....................     1,397,605      1,350
Grupo Modelo (Class C) ...............................       905,970      6,764
Grupo Televisa GDR (USD)* ............................        44,702      1,386
Kimberly-Clark Mexico (Class A) ......................     2,345,941     10,296
Panamerican Beverages (Class A) (USD) ................       268,978      8,338
Sigma Alimentos (Class B) ............................        49,800        681
Telefonos de Mexico (Class L) ADR (USD) ..............       572,888     24,777
TV Azteca ADR (USD)* .................................       330,100      6,313
Total Mexico (Cost $104,849) .........................                  103,490
PERU  2.1%
Common Stocks  2.1%
Credicorp (USD) ......................................       122,280      2,193
Luz del Sur ..........................................     1,466,579      1,793
Minsur (Class T) .....................................       110,751        298
Telefonica del Peru (Class B) ADS (USD) ..............       204,478      4,039
Total Peru (Cost $9,278) .............................                    8,323
VENEZUELA  1.7%
Common Stocks  1.7%
Compania Anonima Nacional Telefonos
    de Venezuela (Class D) ADR (USD) .................       152,810   $  6,686
Total Venezuela (Cost $4,967) ........................         6,686
SHORT-TERM INVESTMENTS  1.7%
Money Market Funds  1.7%
Reserve Investment Fund, Inc., 5.65% .................    $6,684,729      6,685
Total Short-Term Investments (Cost $6,685) ...........                    6,685
Total Investments in Securities
98.7% of Net Assets (Cost $388,133) ..................              $   392,732
Other Assets Less Liabilities                                             5,334
NET ASSETS                                                          $   398,066
Net Assets Consist of:
Accumulated net investment income - net of distributions            $     4,448
Accumulated net realized gain/loss - net of distributions               (26,335)
Net unrealized gain (loss)                                                4,588
Paid-in-capital applicable to 41,457,528 shares of $0.01 par value capital stock outstanding; 2,000,000,000 shares of
the Corporation authorized                                              415,365
NET ASSETS                                                          $   398,066
NET ASSET VALUE PER SHARE                                           $      9.60

*      Non-income producing
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 3.3% of net assets.
USD    U.S. dollar

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Latin America Fund
================================================================================

Statement of Operations
================================================================================
In thousands
--------------------------------------------------------------------------------
                                                                      Year
                                                                     Ended
                                                                  10/31/97
Investment Income
Income
 Dividend (net of foreign taxes of $ 626) ......................  $  9,226
 Interest ......................................................     1,080
 Total income ..................................................    10,306
Expenses
 Investment management .........................................     3,989
 Shareholder servicing .........................................     1,024
 Custody and accounting ........................................       265
 Registration ..................................................        87
 Prospectus and shareholder reports ............................        62
 Legal and audit ...............................................        16
 Directors .....................................................         7
 Miscellaneous .................................................        13
 Total expenses ................................................     5,463
Net investment income ..........................................     4,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities ....................................................    19,537
 Foreign currency transactions .................................      (342)
 Net realized gain (loss) ......................................    19,195
Change in net unrealized gain or loss
 Securities ....................................................     3,790
 Other assets and liabilities
 denominated in foreign currencies .............................         5
 Change in net unrealized gain or loss .........................     3,795
Net realized and unrealized gain (loss) ........................    22,990
INCREASE (DECREASE) IN NET

ASSETS FROM OPERATIONS .........................................  $ 27,833


The accompanying notes are an integral part of these financial statements

================================================================================

T. Rowe Price Latin America Fund
================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                           Year         Year
                                                          Ended        Ended
                                                       10/31/97     10/31/96

Increase (Decrease) in Net Assets
Operations
  Net investment income ...........................   $   4,843   $   2,499
  Net realized gain (loss) ........................      19,195     (29,540)
  Change in net unrealized gain or loss ...........       3,795      65,785
  Increase (decrease) in net assets from operations      27,833      38,744
Distributions to shareholders
  Net investment income ...........................      (2,762)     (1,323)
  Net realized gain ...............................                    (753)
  Decrease in net assets from distributions .......      (3,515)     (1,323)
Capital share transactions *
  Shares sold .....................................     341,722      96,325
  Distributions reinvested ........................       3,342       1,236
  Shares redeemed .................................    (186,039)    (70,187)
  Redemption fees received ........................       1,032         296
  Increase (decrease) in net assets from capital
    share transactions ............................     160,057      27,670
Net Assets
  Increase (decrease) during period ...............     184,375      65,091
  Beginning of period .............................     213,691     148,600
  End of period ...................................   $ 398,066   $ 213,691
*Share information
  Shares sold .....................................      32,418      12,407
  Distributions reinvested ........................         406         180
  Shares redeemed .................................     (17,619)     (9,239)
  Increase (decrease) in shares outstanding .......      15,205       3,348

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Latin America Fund

                                                                October 31, 1997
================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Latin America Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At October 31, 1997, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $270,489,000 and $111,849,000, respectively, for the year ended October 31, 1997.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $26,336,000, which expire in 2004. Capital loss carryforwards utilized in 1997 amounted to $18,667,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended October 31, 1997. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                                  $(46,000)
Undistributed net realized gain                                        54,000
Paid-in-capital                                                        (8,000)
--------------------------------------------------------------------------------

     For federal income tax purposes, the fund intends to elect to pass through foreign source income of $4,845,000 and foreign taxes paid of $626,000 for its tax year ended October 31, 1997; the per share effect of these pass-throughs is $0.12 and $0.02, respectively, based on fund shares outstanding on October 31, 1997. These amounts may differ from amounts reported in the accompanying financial statements due to differences in financial statement and federal income tax reporting requirements.

     At October 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $388,133,000, and net unrealized gain aggregated $4,599,000, of which $34,556,000 related to appreciated investments and $29,957,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $463,000 was payable at October 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.75% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At October 31, 1997, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc.
(TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $946,000 for the year ended October 31, 1997, of which $109,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.2% of the outstanding shares of the Latin America Fund at October 31, 1997. For the year then ended, the fund was allocated $8,000 of Spectrum expenses, $1,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1997 totaled $131,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended October 31, 1997, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $27,698,000 with certain affiliates of the manager and paid commissions of $95,000 related thereto.

T. Rowe Price Latin America Fund
================================================================================

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE LATIN AMERICA FUND

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Latin America Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
November 19, 1997

For yield, price, last transaction,
current balance, or to
conduct transactions,
24 hours, 7 days
a week, call Tele*AccessRegistration  Mark:
1-800-638-2587 toll free

For assistance
with your existing
fund account,  call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Latin America Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.        F97-050  10/31/97